UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-5(d)(2))
☐	Definitive Information Statement

MAG MILE CAPITAL, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MAG MILE CAPITAL, INC.

1141 W. Randolph St.

Suite 200

Chicago, IL 60607

(312) 642-0100

Notice of Action by Written Consent of Shareholders to be Effective August __, 2026

Dear Stockholder:

Mag Mile Capital, Inc., a Delaware corporation. (the “Company”), hereby notifies our stockholders of record on July 23, 2026, that stockholders holding approximately 87% of the voting power have approved, by written consent in lieu of a special meeting on July 8, 2026, the following proposal:

Proposal 1: To approve the 2026 Stock Incentive Plan.

This Information Statement is first being mailed to our stockholders of record as of the close of business on July 23, 2026. The action contemplated herein will not be effective until will not be effective until August __, 2026, a date which is meant to allow sufficient time to accommodate at least 20 days after the date on which our definitive Information Statement is first mailed to our stockholders of record, You are urged to read the Information Statement in its entirety for a description of the action taken by the majority stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

The corporate action is taken by consent of the holders of a majority of the shares outstanding, and pursuant to Delaware law and the Company’s bylaws that permit holders of a majority of the voting power to take a stockholder action by written consent. Proxies are not being solicited because stockholders holding approximately 87% of the issued and outstanding voting capital stock of the Company hold more than enough shares to effect the proposed action and have voted in favor of the proposals contained herein.

Exhibit A 2026 Stock Incentive Plan

/s/ Rushi Shah
President and CEO’
July __, 2026

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MAG MILE CAPITAL, INC.

1141 W. Randolph St.

Suite 200

Chicago, IL 60607

INFORMATION STATEMENT00

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

General Information

This Information Statement is being furnished to the stockholders of Mag Mile Capital, Inc., a Delaware corporation (the “Company”), in connection with the approval of its 2026 Stock Incentive Plan (the “Plan” ) by written consent of our Board of Directors and the holders of a majority of our issued and outstanding voting securities in lieu of a special meeting. On July 8, 2026, our Board of Directors and the holders of a majority of our voting capital stock approved the Plan. We expect to have the Plan be effective on August __, 2026, 20 days after the date on which our definitive Information Statement is first mailed to our stockholders of record.

As of the date of this Information Statement, our voting securities consist of our shares of our common stock, par value $0.00001 per share (“Common Stock”) of which 100,055,935 shares are outstanding, and 20,000,000 shares of preferred stock, par value $0.00001, none of which are outstanding. Approval of the Plan requires the affirmative consent of a majority of the shares of our Common Stock issued and outstanding at July 23, 2026 (the “Record Date”). The quorum necessary to conduct business of the stockholders consists of a majority of the Common Stock issued and outstanding as of the Record Date.

Rushi Shah, our President and CEO, beneficially owns approximately 87% of the issued and outstanding shares of Common Stock and is the “Consenting Stockholder.” The Consenting Stockholder has the power to vote 87% of our Common Stock, which number exceeds the majority of the Common Stock on the date of this Information Statement. The Consenting Stockholder has consented to the proposed action set forth herein and had and has the power to pass the proposed corporate action without the concurrence of any of our other stockholders.

The approval of this action by written consent is made possible by Section 228 of the Delaware General Corporation Law (“DGCL”), which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. To eliminate the costs involved in holding a special meeting, our Board of Directors elected to utilize the written consent of the holders of more than a majority of our voting securities.

This Information Statement will be mailed on or about August __, 2026, to stockholders of record as of the Record Date and is being delivered to inform you of the corporate action described herein before such action takes effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters’ Right of Appraisal

The DGCL does not provide for dissenter’s rights of appraisal in connection with the proposed action nor have we provided for appraisal rights in our Certificate of Incorporation or Bylaws.

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PROPOSAL 1 –

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL

OF THE 2026 STOCK INCENTIVE PLAN

Introduction

On July 8, 2026, the Board of Directors, subject to shareholder ratification and approval by the 2026 Stock Incentive Plan (the “Plan”). The Plan is a stock-based incentive bonus program, and its purpose is to motivate and reward eligible officers, directors, employees, and consultants for good performance by allowing the issuance of stock options. The Corporation’s directors, executive officers, employees and consultants are eligible to receive benefits under the Plan. Under the Plan, we are authorized to issue up to 20,000,000 shares of common stock, including incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights, performance shares, restricted stock and long-term incentive awards.

The following summary highlights selected information about the proposed Plan and may not contain all of the information that is important to you. You should carefully read the entire Plan and entire statement for a complete understanding of the Plan. The Plan is attached as Appendix A.

Administration. The 2026 Plan is administered by the Board of Directors or the committee or committees as may be appointed by the Board of Directors from time to time (the “Administrator”). The Administrator determines the persons who are to receive awards, the types of awards to be granted, the number of shares subject to each such award and the terms and conditions of such awards. The Administrator also has the authority to interpret the provisions of the 2026 Plan and of any awards granted there under and to modify awards granted under the 2026 Plan. The Administrator may not, however, reduce the price of options or stock appreciation rights issued under the 2026 Plan without prior approval of the Company’s shareholders.

Eligibility. The 2026 Plan provides that awards may be granted to employees, officers, directors and consultants of the Company or of any parent, subsidiary or other affiliate of the Company as the Administrator may determine. A person may be granted more than one award under the 2026 Plan.

Shares that are subject to issuance upon exercise of an option under the 2026 Plan but cease to be subject to such option for any reason (other than exercise of such option), and shares that are subject to an award granted under the 2026 Plan but are forfeited or repurchased by the Company at the original issue price, or that are subject to an award that terminates without shares being issued, will again be available for grant and issuance under the 2026 Plan.

Terms of Options and Stock Appreciation Rights. The Administrator determines many of the terms and conditions of each option and SAR granted under the 2026 Plan, including whether the option is to be an incentive stock option or a non-qualified stock option, whether the SAR is a related SAR or a freestanding SAR, the number of shares subject to each option or SAR, and the exercise price of the option and the periods during which the option or SAR may be exercised. Each option and SAR is evidenced by a grant agreement in such form as the Administrator approves and is subject to the following conditions (as described in further detail in the 2026 Plan):

(a) Vesting and Exercisability: Options, restricted shares and SARs become vested and exercisable, as applicable, within such periods, or upon such events, as determined by the Administrator in our discretion and as set forth in the related grant agreement. The term of each option is also set by the Administrator. However, a related SAR will be exercisable at the time or times, and only to the extent, that the option is exercisable and will not be transferable except to the extent that the option is transferable. A freestanding SAR will be exercisable as determined by the Administrator but in no event after 10 years from the date of grant.

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(b) Exercise Price: Each grant agreement states the related option exercise price, which, in the case of SARs, may not be less than 100% of the fair market value of the Company’s shares of common stock on the date of the grant. The exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of shares of the Company’s common stock on the date of grant.

(c) Method of Exercise: The option exercise price is typically payable in cash, common stock or a combination of cash of common stock, as determined by the Administrator, but may also be payable, at the discretion of the Administrator, in a number of other forms of consideration.

(d) Recapitalization; Change of Control: The number of shares subject to any award, and the number of shares issuable under the 2026 Plan, are subject to proportionate adjustment in the event of a stock dividend, spin-off, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like. Except as otherwise provided in any written agreement between the participant and the Company in effect when a change in control occurs, in the event an acquiring company does not assume plan awards (i) all outstanding options and SARs shall become fully vested and exercisable; (ii) for performance-based awards, all performance goals or performance criteria shall be deemed achieved at target levels and all other terms and conditions met, with award payout prorated for the portion of the performance period completed as of the change in control and payment to occur within 45 days of the change in control; (iii) all restrictions and conditional applicable to any restricted stock award shall lapse; (iv) all restrictions and conditions applicable to any restricted stock grant shall lapse and payment shall be made within 45 days of the change in control; and (v) all other awards shall be delivered or paid within 45 days of the change in control.

(e) Other Provisions: The option grant and exercise agreements authorized under the 2026 Plan, which may be different for each option, may contain such other provisions as the Administrator deems advisable, including without limitation, (i) restrictions upon the exercise of the option and (ii) a right of repurchase in favor of the Company to repurchase unvested shares held by an optionee upon termination of the optionee’s employment at the original purchase price.

Amendment and Termination of the 2026 Plan. The Administrator, to the extent permitted by law, and with respect to any shares at the time not subject to awards, may suspend or discontinue the 2026 Plan or amend the 2026 Plan in any respect; provided that the Administrator may not, without approval of the stockholders, amend the 2026 Plan in a manner that requires stockholder approval.

Certain Federal Income Tax Considerations

The following is a brief summary of the federal income tax consequences of transactions under the Plan based on federal securities and income tax laws in effect on December 31, 2010. This summary is not intended to be exhaustive and does not discuss the tax consequences of an Eligible Participant’s death, nor does it describe state, local, or international tax consequences.

Non-Qualified Stock Options. Except as noted below, with respect to Non-Qualified Stock Options, (i) no income is recognized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction in the same amount; and (iii) at disposition, any gain or loss is treated as capital gain or loss. In the case of an optionee who is also an employee, any income recognized upon exercise of a Non-Qualified Stock Option will constitute wages for which withholding will be required. However, different rules may apply if restricted stock is purchased or if shares are purchased by an optionee who is also an officer, director or more than 10% shareholder. See discussion below of “Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers.”

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Incentive Stock Options (“ISO’s”). For federal income tax purposes, the holder of an ISO has no taxable income at the time of the grant or exercise of the ISO. If such person retains the common stock acquired under the ISO for a period of at least two years after the stock option is granted and one year after the stock option is exercised, any gain upon the subsequent sale of the common stock will be taxed as a long-term capital gain. A Eligible Participant who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the stock option is granted or before one year after the stock option is exercised will realize ordinary income as of the date of exercise equal to the difference between the exercise price and fair market value of the stock. Any additional gain or loss recognized upon any later disposition of the shares would be a short- or long-term capital gain or loss, depending on whether the shares have been held by the Eligible Participant for more than one year. The difference between the option exercise price and the fair market value of the shares on the exercise date of an ISO is an adjustment in computing the holder’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the Eligible Participant’s regular income tax for the year.

Restricted Stock. An Eligible Participant will generally not have taxable income upon grant of unvested restricted shares unless he or she elects to be taxed at that time pursuant to an election under Code Section 83(b). Instead, he or she will recognize ordinary income at the time(s) of vesting equal to the fair market value (on each vesting date) of the shares received minus any amount paid for the shares. The tax disadvantages of a stock award program to the Company also include: (i) taxation for the eligible individual; (ii) payroll tax withholding requirements; and, (iii) need for accurate valuation of the shares being awarded. Since no stock or cash is needed by an eligible individual to acquire restricted stock, there is significant value inherent in the award at the time of the grant. Eligible individual taxability is deferred until full vesting occurs. In addition, the tax deduction afforded to the Company will equal the price or value of the stock at the time the restrictions lapse. There is a charge to the Company’s earnings for accounting purposes generally based on the price of the stock at the time of grant, and, if the restrictions are service based, no additional charge to earnings is required if the stock appreciates in value. As a result, if the stock price increases, the tax deduction accruing to the Company at the time the restrictions lapse may actually exceed the accounting charge. Furthermore, the initial accounting charge is typically spread over the entire restricted period.

Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers. Generally, individuals subject to Section 16(b) of the Exchange Act (“Insiders”) and individuals who purchase stock may have their recognition of compensation income and the beginning of their capital gains holding period deferred for up to six months after option exercise (for Insiders), or until the restrictions lapse (for restricted stock purchasers) (the “Deferral Date”), with the excess of the fair market value of the stock determined as of the Deferral Date over the purchase price being taxed as ordinary income, and the tax holding period for any subsequent gain or loss beginning on the Deferral Date. However, an Insider or restricted stock purchaser who so elects under Code Section 83(b) on a timely basis may instead be taxed on the difference between the excess of the fair market value on the date of transfer over the purchase price, with the tax holding period beginning on such date. Similar rules apply for alternative minimum tax purposes with respect to the exercise of an Incentive Stock Option by an Insider.

Capital Gains. Generally, under law in effect as of October 1, 2010, net capital gain (net long-term capital gain minus net short-term capital loss) is taxed at a maximum rate of 15%. Capital losses are allowed in full against capital gains plus up to $3,000 of other income.

Payment for Option Exercise Price. Payment of the option exercise price may be in cash, check, or wired funds. The Committee may not permit “cashless” option exercises.

Income Tax Deduction to Company. With respect to nonqualified stock options, the Company will be generally entitled to deduct and an Eligible Participant recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company would generally not be entitled to a deduction nor does the Eligible Participant recognize income at the time of exercise, although an Eligible Participant may be subject to the U.S. federal alternative minimum tax.

Internal Revenue Code Section 409A. Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the Plan. The intent is for the Plan, including any awards available thereunder, to comply with the requirements of Section 409A of the Code to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service.

Management believes the Plan will enhance the Company’s ability to retain, attract, motivate and reward its employees, officers, directors, and consultants in an increasingly competitive hiring environment.

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VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of July 15, 2026, certain information concerning the beneficial ownership of Common Stock by (i) each person known by the company to be the owner of more than 5% of the outstanding Common Stock, (ii) each director, (iii) our executive officers, and (iv) all directors and executive officers as a group. In general, “beneficial ownership” includes those shares a director or executive officer has the power to vote or the power to transfer, and stock options and other rights to acquire Common Stock that are exercisable currently or become exercisable within 60 days. Except as indicated otherwise, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The calculation of the percentage owned is based on 100,055,935 shares of Common Stock outstanding.

Name and Address[1]	Amount and Nature of Beneficial Ownership	Percentage of Common Stock
Rushi Shah[2]	87,424,424	87%
All Officers and Directors as a Group	87,424,424	87%

(1)	Unless otherwise indicated, the address of such individual is c/o the Company.

(2)	Rushi Shah has voting control through his ownership of 87,424,424 shares of Common Stock and is the sole member of the Company’s Board of Directors.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement.

Security holders sharing an address and receiving a single copy may request to receive a separate Information Statement at Mag Mile Capital, Inc., 1141 W. Randolph Street, Suite 200, Chicago, IL 60607. Security holders sharing an address can request delivery of a single copy of the Information Statement if they are receiving multiple copies may also request to receive a separate Information Statement at Mag Mile Capital, Inc., 1141 W. Randolph Street, Suite 200, Chicago, IL 60607, telephone: (312) 642-0100.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent (10%) of our outstanding Common Stock, file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the SEC to furnish us with copies of all such reports they file. Specific due dates for such reports have been established by the SEC and we are required to disclose any failure to file reports by such dates. We believe that during the fiscal year ended December31, 2024, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

We will provide, upon request and without charge, to each shareholder receiving this Information Statement a copy of our filings with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting Mag Mile Capital, Inc., 1141 W. Randolph Street, Suite 200, Chicago, IL 60607, telephone: (312) 642-0100

Date: July 17, 2026	Mag Mile Capital, Inc.

By Order of the Board of Directors

	By:	/s/ Rushi Shah
Rushi Shah
President and CEO

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Exhibit A

2026 STOCK INCENTIVE PLAN

Mag Mile Capital, Inc.

2026 Stock Incentive Plan

1. Establishment, Purpose and Types of Awards

Mag Mile Capital, Inc., a Delaware corporation (the “Company”), hereby establishes the Mag Mile Capital, Inc. 2026 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best-available persons.

The Plan permits the granting of stock Options (including incentive stock options qualifying under Code Section 422 and nonqualified stock options), Stock Appreciation Rights, restricted or unrestricted Stock Awards, Restricted Stock Units, Performance Awards, other stock-based awards, or any combination of the foregoing.

2. Definitions

Under this Plan, except where the context otherwise indicates, the following definitions apply:

2.1 “Administrator” shall mean the committee or committees as may be appointed by the Board from time to time to administer the Plan, or if no such committee is appointed, the Board itself. For purposes of establishing and certifying the achievement of Performance Goals pursuant to Code Section 162(m), any such committee shall consist of three or more persons, each of whom, unless otherwise determined by the Board, is (i) an “outside director” within the meaning of Code Section 162(m), (ii) a “nonemployee director” within the meaning of Rule 16b-3 and (iii) satisfies the requirements of the New York Stock Exchange for independent directors.

2.2 “Affiliate” shall mean any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of stock or interests of the entity.

2.3 “Award” shall mean any stock Option, Stock Appreciation Right, Stock Award, Restricted Stock Unit, Performance Award, or other stock-based award.

2.4 “Board” shall mean the Board of Directors of the Company.

2.5 “Change in Control” shall mean shall mean the occurrence of one or more of the change in ownership or control events set forth in Treasury Regulation Section 1.409A-3(i)(5).

2.6 “Code” shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

2.7 “Common Stock” shall mean shares of common stock of the Company, par value $.001 per share.

2.8 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.9 “Fair Market Value” So long as the Common Stock is registered under Section 12(b) or (g) of the Exchange Act, “Fair Market Value” shall mean, as applicable, (i) either the closing price or the average of the high and low sale price on the relevant date, as determined in the Administrator’s discretion, quoted on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market; (ii) the last sale price on the relevant date quoted on the Nasdaq National Market; (iii) the average of the high bid and low asked prices on the relevant date quoted on the FINRA OTC Bulletin Board or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator’s discretion; or (iv) if the Common Stock is not quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Stock, or by such other source, selected by the Administrator. If no public trading of the Common Stock occurs on the relevant date, then Fair Market Value shall be determined as of the next preceding date on which trading of the Common Stock does occur. In the event that the Common Stock is not registered under Section 12(b) or (g) of the Exchange Act, Fair Market Value shall mean, with respect to a share of the Company’s Common Stock for any purpose on a particular date, the value determined by the Administrator in good faith; provided that for purpose of any Option or any Award that is deferred compensation subject to Code Section 409A, such value shall be determined reasonably in a manner that satisfies Code Section 409A.

2.10 “Grant Agreement” shall mean a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and shall incorporate the terms of the Plan.

2.11 “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Code Section 422, or any successor provision, and that is designated by the Administrator as an Incentive Stock Option.

2.12 “Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

2.13 “Option” means the right to purchase a stated number of shares of Common Stock at a stated price for a stated period of time, granted pursuant to Section 7.

2.14 “Parent” shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of “parent corporation” provided in Code Section 424(e), or any successor thereto.

2.15 “Participant” shall mean an employee, officer, director or consultant of the Company, or of any Affiliate of the Company to whom an Award is granted pursuant to the Plan, or upon the death of the Participant, his or her successors, heirs, executors, and administrators, as the case may be.

2.16 “Performance Awards” shall mean an Award of a number of shares or units granted to a Participant pursuant to Section 11 that is paid out based on the achievement of stated performance criteria or Performance Goals during a stated period of time.

2.17 “Performance Goals” shall mean the objectives established by the Administrator in its sole discretion with respect to any performance-based Awards that relate to one or more business criteria within the meaning of Code Section 162(m). Performance Goals may include or be based upon, without limitation: sales; gross revenue; gross margins; internal rate of return; cost; ratio of debt to debt plus equity; profit before tax; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; cash flow; free cash flow; net operating profit; net income; net earnings; net sales or net sales growth; price of Common Stock; return on capital, net assets, equity, or shareholders’ equity; segment income; market share; productivity ratios; expense targets; working capital targets; or total return to shareholders. Performance Goals may (a) be used to measure the performance of the Company as a whole or any Subsidiary, business unit or segment of the Company, (b) include or exclude (or be adjusted to include or exclude) extraordinary items, the impact of charges for restructurings, discontinued operations and other unusual and non-recurring items, and the cumulative effects of tax or accounting changes, each as defined by generally accepted accounting principles and as identified in the financial statements, notes to the financial statements, management’s discussion and analysis or other Securities and Exchange Commission filings, and/or (c) reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group, index, or other external measure, in each case as determined by the Administrator in its sole discretion.

2.18 “Restricted Stock Units” shall mean an Award granted to a Participant pursuant to Section 10, denominated in units, providing a Participant the right to receive payment at a future date after the lapse of restrictions or achievement of performance criteria or Performance Goals or other conditions determined by the Administrator.

2.19 “Stock Appreciation Right” or “SAR” shall mean the right to receive an amount calculated as provided in a grant pursuant to Section 8.

2.20 “Stock Award” shall mean an Award of restricted or unrestricted Common Stock granted to a Participant pursuant to Section 9 and the other provisions of the Plan.

2.21 “Subsidiary” and “subsidiaries” shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of “subsidiary corporation” provided in Code Section 424(f), or any successor thereto.

2.22 “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary of the Company). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the grant date of the Option.

3. Administration

3.1 Administration of the Plan. The Plan shall be administered by the Board or the Administrator.

3.2 Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.

The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Section 14.4 of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company (vii) establish objectives and conditions, including Performance Goals, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period, (viii) make adjustments in the Performance Goals in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles, and (ix) provide for forfeiture of outstanding Awards and recapture of realized gains and other realized value in such events as determined by the Administrator, which include, but are not limited to, a breach of restrictive covenants or an intentional or negligent misstatement of financial records.

The Administrator shall have full power and authority, in its sole and absolute discretion, to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable.

3.3 Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

3.4 Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

3.5 Indemnification. To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.

3.6 Effect of Administrator’s Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any Participants in the Plan and any other employee, consultant, or director of the Company, and their respective successors in interest.

4. Shares Available for the Plan

4.1 Shares Available for Awards. Subject to adjustments as provided in Section 14.4 of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 20,000,000 shares of Common Stock. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 14.4 of the Plan. The maximum number of shares of Common Stock under the Plan that may be issued as Incentive Stock Options shall be 1,000,000 shares. Shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company’s treasury. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), the shares subject to such Award and the surrendered shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to Incentive Stock Options. Shares under substitute awards pursuant to Section 14.4 for grants made under a plan of an acquired business entity shall not reduce the maximum number of shares that may be issued under the Plan.

4.2 Performance-Based Award Limitation. Awards that are designed to comply with the performance-based exception from the tax deductibility limitation of Code Section 162(m) shall be subject to the following rules:

(a) The number of shares of Common Stock that may be granted in the form of Options in a single fiscal year to a Participant may not exceed 1,000,000, as adjusted pursuant to Section 14.4.

(b) The number of shares of Common Stock that may be granted in the form of SARs in a single fiscal year to a Participant may not exceed 1,000,000, as adjusted pursuant to Section 14.4.

(c) The number of shares of Common Stock that may be granted in the form of restricted Stock Awards in a single fiscal year to a Participant may not exceed 1,000,000, as adjusted pursuant to Section 14.4.

(d) The number of Restricted Stock Units that may be granted in a single fiscal year to a Participant may not exceed 50,000, as adjusted pursuant to Section 14.4.

(e) The number of shares of Common Stock that may be granted as Performance Award shares in a single fiscal year to a Participant may not exceed 1,000,000 as adjusted pursuant to Section 14.4.

(f) The maximum amount that may be paid to a Participant for Performance Award units granted in a single fiscal year to the Participant may not exceed $500,000.

5. Participation

Participation in the Plan shall be open to all employees, officers, directors, and consultants of the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. However, only employees of the Company, and of any Parent or Subsidiary of the Company, shall be eligible for the grant of an Incentive Stock Option. .The grant of an Award at any time to any person shall not entitle that person to a grant of an Award at any future time.

6. Awards

Awards that may be granted under the Plan consist of Options, Stock Appreciation Rights, Stock Awards, Restricted Stock Units, Performance Awards and other stock-based awards. The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement. If there is any inconsistency between the terms of the Plan and a Grant Agreement, the terms of the Plan shall control unless the Grant Agreement explicitly states that an exception to the Plan is being made. By accepting an Award, a Participant agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Grant Agreement.

7. Stock Options

7.1 Terms and Grant Agreement. Subject to the terms of the Plan, Options may be granted to Participants at any time as determined by the Administrator. The Administrator shall determine, and the Grant Agreement shall reflect, the following for each Option granted:

(a) the number of shares subject to each Option;

(b) duration of the Option (provided that no Option shall have an expiration date later than the 10th anniversary of the date of grant and no Incentive Stock Option that is granted to any Participant who is a Ten Percent Owner shall have an expiration date later than the fifth anniversary of the date of grant);

(c) vesting requirements that specify a vesting period;

(d) whether the Option is an Incentive Stock Option or a Nonqualified Stock Option; provided, however, no Option shall be an Incentive Stock Option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such Option;

(e) the exercise price for each Option, which, except with respect to substitute awards complying with Code Section 424 and regulations thereunder, shall not be less than the Fair Market Value on the date of the grant (with respect to Incentive Stock Options, 110% of the Fair Market Value on the date of grant for any Participant who is a Ten Percent Owner);

(f) the permissible method(s) of payment of the exercise price;

(g) the rights of the Participant upon termination of employment or service as a director; and

(h) any other terms or conditions established by the Administrator.

7.2 Exercise of Options. Options shall be exercisable at such times and subject to such restrictions and conditions as the Administrator, in its sole discretion, deems appropriate, which need not be the same for all Participants.

An Option shall be exercised by delivering written notice as specified in the Grant Agreement on the form of notice provided by the Company. Options may be exercised in whole or in part. The exercise price of any Option shall be payable to the Company in full, in cash or in cash equivalent approved by the Administrator, by tendering (if permitted by the Administrator) previously acquired Common having an aggregate Fair Market Value at the time of exercise equal to the total Option exercise price (provided that the tendered Common Stock must have been held by the Participant for any period required by the Administrator), or by any other means that the Administrator determines to be consistent with the Plan’s purpose and applicable law. For a Participant who is subject to Section 16 of the Exchange Act, the Company may require that the method of payment comply with Section 16 and the rules and regulations thereunder. Any payment in shares of Common Stock, if permitted, shall be made by delivering the shares to the secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidence as the secretary shall require(or delivering a certification or attestation of ownership of such Common Stock, if permitted by the Administrator).

Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of or for the account of the Participant or other person entitled to receive the shares and delivered to the Participant or other person as soon as practicable following the effective date on which the Option is exercised.

7.3 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Code Section 422, or, without the consent of any affected Participant, to cause any Incentive Stock Option previously granted to fail to qualify for the federal income tax treatment afforded under Code Section 421. An Option shall be considered to be an Incentive Stock Option only to the extent that the number of shares of Common Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Fair Market Value (as of the date of the grant of the Option) in excess of the “current limit.” The current limit for any optionee for any calendar year shall be $100,000 minus the aggregate Fair Market Value at the date of grant of the number of shares of Common Stock available for purchase for the first time in the same year under each other incentive option previously granted to the optionee under all other plans of the Company and Affiliates. Any Common Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonqualified Stock Option, otherwise identical in its terms to those of the Incentive Stock Option. The current limit will be calculated according to the chronological order in which the Options were granted.

7.4 Reduction in Price or Reissuance. In no event shall the Administrator cancel any outstanding Option for the purpose of (i) providing a replacement award under this or another Company plan, or (ii) cashing out an Option, unless such cash-out occurs in conjunction with a Change in Control. Additionally, in no event shall the Administrator, without first receiving shareholder approval, (a) cancel any outstanding Option for the purpose of reissuing the Option to the Participant at a lower exercise price or (b) reduce the exercise price of a previously issued Option.

7.5 Notification of Disqualifying Disposition. If any Participant shall make any disposition of shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) calendar days thereof.

8. Stock Appreciation Rights

8.1 Terms and Agreement. Subject to the terms of the Plan, Stock Appreciation Rights may be granted to Participants at any time as determined by the Administrator. The grant price of the SAR shall be at least equal to one hundred percent (100%) of the Fair Market Value of Stock as determined on the date of the grant, except with respect to substitute awards complying with Code Section 424 and regulations thereunder. The Administrator shall determine, and the Grant Agreement shall reflect, the following for each SAR granted:

(a) the number of shares subject to each SAR;

(b) whether the SAR is a Related SAR or a Freestanding SAR (as defined below);

(c) the duration of the SAR (provided however, that no SAR shall have an expiration date later than the date after the 10th anniversary of the date of grant);

(d) vesting requirements;

(e) rights of the Participant upon termination of employment or service as a director; and

(f) any other terms or conditions established by the Administrator.

8.2 Related and Freestanding SARs. A Stock Appreciation Right may be granted in connection with an Option, either at the time of grant or at any time thereafter during the term of the Option (a “Related SAR”), or may be granted unrelated to an Option (a “Freestanding SAR”).

8.3 Surrender of Option. A Related SAR shall require the holder, upon exercise, to surrender the Option with respect to the number of shares as to which the SAR is exercised, in order to receive payment. The Option will, to the extent surrendered, cease to be exercisable.

8.4 Reduction in Number of Shares Subject to Related SARs. For Related SARs, the number of shares subject to the SAR shall not exceed the number of shares subject to the Option. For example, if the SAR covers the same number of shares as the Option, the exercise of a portion of the Option shall reduce the number of shares subject to the SAR to the number of shares remaining under the Option. If the Related SAR covers fewer shares than the Option, the exercise of a portion of the Option shall reduce the number of shares subject to the SAR to the extent necessary so that the number of remaining shares subject to the SAR is not more than the remaining shares under the Option.

8.5 Exercisability. Subject to Section 8.7 and to any rules and restrictions imposed by the Administrator, a Related SAR will be exercisable at the time or times, and only to the extent, that the Option is exercisable and will not be transferable except to the extent that the Option is transferable. A Freestanding SAR will be exercisable as determined by the Administrator but in no event after 10 years from the date of grant.

8.6 Payment. Upon the exercise of a Stock Appreciation Right, the holder will be entitled to receive payment of an amount determined by multiplying:

(a) The excess of the Fair Market Value on the date of exercise over the Fair Market Value on the date of grant, by

(b) The number of shares with respect to which the SAR is being exercised.

The Administrator may limit the amount payable upon exercise of a Stock Appreciation Right. Any limitation must be determined as of the date of grant and noted on the Grant Agreement evidencing the grant.

Payment may be made in cash, Common Stock, or a combination of cash and Common Stock, in the Administrator’s sole discretion. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

8.7 Reduction in Price or Reissuance. In no event shall the Administrator cancel any outstanding Stock Appreciation Right for the purpose of (i) providing a replacement award under this or another Company plan, or (ii) cashing out a Stock Appreciation Right, unless such cash-out occurs in conjunction with a change in control. Additionally, in no event shall the Administrator, without first receiving shareholder approval, (a) cancel any outstanding Stock Appreciation Right for the purpose of reissuing the Stock Appreciation Right to the Participant at a lower exercise price or (b) reduce the exercise price of a previously issued Stock Appreciation Right.

8.8 Additional Terms. The Administrator may impose additional conditions or limitations on the exercise of a Stock Appreciation Right as it may deem necessary or desirable to secure for holders the benefits of Rule 16b-3, or any successor provision, or as it may otherwise deem advisable.

9. Stock Awards

9.1 Terms and Agreement. Subject to the terms of the Plan, shares of restricted or unrestricted Common Stock may be granted to Participants at any time as determined by the Administrator. The Administrator shall determine, and the Grant Agreement shall reflect, the following for the Stock Awards granted:

(a) the number of shares of granted;

(b) the purchase price, if any, to be paid by the Participant for each share of Common Stock;

(c) the restriction period established, if any;

(d) any requirements with respect to elections under Code Section 83(b);

(e) rights of the Participant upon termination of employment or service as a director; and

(f) any other terms or conditions established by the Administrator.

9.2 Restriction Period. At the time of the grant of the Stock Award, the Administrator may establish a restriction period for the shares granted, which may be time-based, based on the achievement of specified Performance Goals, a combination of time- and Performance Goal-based, or based on any other criteria the Administrator deems appropriate. The Administrator may divide the shares into classes and assign a different restriction period for each class. The Administrator may impose additional conditions or restrictions upon the vesting of the Stock Award as it deems fit in its sole discretion. If all applicable conditions are satisfied, then upon the termination of the restriction period with respect to a share of restricted Common Stock, the share shall vest and the restrictions shall lapse. To the extent required to ensure that a Performance Goal-based Award of the Stock Award to an executive officer is deductible by the Company pursuant to Code Section 162(m), any such Award shall vest only upon the Administrator’s determination that the Performance Goals applicable to the Award have been attained.

9.3 Restrictions on Transfer Prior to Vesting. Prior to the vesting of a restricted Stock Award, the Participant may not sell, assign, pledge, hypothecate, transfer, or otherwise encumber the Stock Award. Upon any attempt to transfer rights in a share of restricted Common Stock, the share and all related rights shall immediately be forfeited by the Participant. Upon the vesting of a restricted Stock Award, the transfer restrictions of this section shall lapse with respect to that share.

9.4 Rights as a Shareholder. Except for the restrictions set forth here and unless otherwise determined by the Administrator, the Participant shall have all the rights of a shareholder with respect to shares of a Stock Award, including but not limited to the right to vote and the right to receive dividends, provided that the Administrator, in its sole discretion, may require that any dividends paid on shares of a restricted Stock Award be held in escrow until all restrictions on the shares have lapsed.

9.5 Section 83(b) Election. The Administrator may provide in the Grant Agreement that the Award is conditioned upon the Participant making or not making an election under Code Section 83(b). If the Participant makes an election pursuant to Code Section 83(b), the Participant shall be required to file a copy of the election with the Company within ten (10) calendar days.

10. Restricted Stock Units

10.1 Terms and Agreement. Subject to the terms of the Plan, Restricted Stock Units may be granted to Participants at any time as determined by the Administrator. The Administrator shall determine, and the Grant Agreement shall reflect, the following for the Restricted Stock Units granted:

(a) the number of Restricted Stock Units awarded;

(b) the purchase price, if any, to be paid by the Participant for each Restricted Stock Unit;

(c) the restriction period established, if any;

(d) whether dividend equivalents will be credited with respect to Restricted Stock Units, and, if so, any accrual, forfeiture or payout restrictions on the dividend equivalents;

(e) rights of the Participant upon termination of employment or service as a director; and

(f) any other terms or conditions established by the Administrator.

To the extent a Restricted Stock Unit Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Administrator shall establish Grant Agreement terms and provisions that comply with Code Section 409A and regulations thereunder.

10.2 Restriction Period. At the time of the grant of Restricted Stock Units, the Administrator may establish a restriction period, which may be time-based, based on the achievement of specified Performance Goals, a combination of time- and Performance Goal-based, or based on any other criteria the Administrator deems appropriate. The Administrator may divide the awarded Restricted Stock Units into classes and assign a different restriction period for each class. The Administrator may impose any additional conditions or restrictions upon the vesting of the Restricted Stock Units as it deems fit in its sole discretion. If all applicable conditions are satisfied, then upon the termination of the restriction period with respect to a Restricted Stock Unit, the Unit shall vest. To the extent required to ensure that a Performance Goal-based Award of Restricted Stock Units to an executive officer is deductible by the Company pursuant to Code Section 162(m), any such Award shall become vested only upon the Administrator’s determination that the Performance Goals applicable to the Award, if any, have been attained.

10.3 Payment. Upon vesting of a Restricted Stock Unit, the Participant shall be entitled to receive payment of an amount equal to the Fair Market Value of one share of Stock. Payment may be made in cash, Stock, or a combination of cash and Stock, in the Administrator’s sole discretion.

11. Performance Awards

11.1 Terms and Agreement. Subject to the terms of the Plan, Performance Awards may be granted to Participants at any time as determined by the Administrator. The Administrator shall determine, and the Grant Agreement shall reflect, the following for the Performance Awards granted:

(a) the number of shares or units awarded;

(b) the performance period and performance criteria or Performance Goals applicable to the Award;

(c) whether dividend equivalents will be credited with respect to Performance Awards, and if so, any accrual, forfeiture, or payout restrictions on the dividend equivalents;

(d) the rights of the Participant upon termination of employment or service as a director (which may be different based on the reason for termination); and

(e) any other terms or conditions established by the Administrator.

To the extent an Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Administrator shall establish Grant Agreement terms and provisions that comply with Code Section 409A and regulations thereunder.

11.2 Payment. After the applicable performance period has ended, the Administrator will review the performance criteria and/or Performance Goals and determine the amount payable with respect to the Award, based upon the extent to which the performance criteria and/or Performance Goals have been attained within the performance period and any other applicable terms and conditions. Payment of an earned Performance Award may be made in cash, Common Stock, or a combination of cash and Common Stock, as determined by the Administrator in its sole discretion.

12. Other Stock-Based Awards

The Administrator may from time to time grant other stock-based awards to eligible Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Other stock-based awards may be denominated in cash, in Common Stock or other securities, in stock-equivalent units, in stock appreciation units, in securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Administrator.

13. Change in Control Provisions

Except as otherwise provided in any written agreement between the Participant and the Company or its Affiliate in effect when a Change in Control occurs, in the event an acquiring company does not assume Plan Awards:

(a) all outstanding Options and Stock Appreciation Rights shall become fully vested and exercisable;

(b) for Performance- Awards, to the extent consistent with Section 162(m), all Performance Goals or performance criteria shall be deemed achieved at target levels and all other terms and conditions met, with Award payout prorated for the portion of the performance period completed as of the Change in Control and payment to occur within 45 days of the Change in Control;

(c) all restrictions and conditional applicable to any restricted Stock Award shall lapse;

(d) all restrictions and conditions applicable to any Restricted Stock Units shall lapse and payment shall be made within 45 days of the Change in Control;

(e) all other Awards shall be delivered or paid within 45 days of the Change in Control.

14. Miscellaneous

14.1 Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in shares of Common Stock, such shares shall be valued at Fair Market Value on the applicable date for such purposes.

14.2 Transferability. Except as otherwise provided in this Section, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. However, the Award of a Nonstatutory Option or Restricted Stock may be transferred by the Participant through a gift or domestic relations order in settlement of marital property rights to any of the following donees or transferees and may be reacquired by the Participant from any of such donors or transferees (each a “Permitted Transferee”):

(a) any “family member,” which includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships and any individual sharing the Participant’s household (other than a tenant or employee);

(b) a trust in which family members have more than 50% of the beneficial interest;

(c) a foundation in which family members (or the Participant) control the management of assets; and

(d) any other entity in which family members (or the Participant) own more than 50% of the voting interests,

provided, that (x) any such transfer is without payment of any value whatsoever; and (y) subsequent transfers of transferred Awards shall be prohibited except in accordance with this Section. Following transfer, any such Awards and any securities issued pursuant thereto shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer (including but not limited to risks of forfeiture), provided that the term of the Plan and the Grant Agreement shall continue to be applied with respect to the original Participant, and any Awards shall be exercisable by the transferee only to the extent and for the periods specified in the Grant Agreement. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Administrator has been furnished with (a) written notice and a copy of the will and/or such evidence as the Administrator may deem necessary to establish the validity of the transfer, and (b) an agreement by the transferee to comply with all the terms and conditions of the Award that would have applied to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award. Unless otherwise determined by the Administrator in accord with the provisions of the first sentence of this subsection, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.

14.3 Adjustments; Business Combinations. In the event of changes in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Administrator shall, in its discretion and without the consent of holders of Awards, make appropriate adjustments to (i) the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 of the Plan, and (ii) the number, kind and price of shares covered by outstanding Awards. In the event of any such changes in the Common Stock, the Administrator shall, in its discretion and without the consent of holders of Awards, make any other adjustments in outstanding Awards, including but not limited to reducing the number of shares subject to Awards or providing or mandating alternative settlement methods such as settlement of the Awards in cash or in shares of Common Stock or other securities of the Company or of any other entity.

The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

14.4 Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for Awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform without dilution or enlargement of benefits the substitute Awards to the provisions of the awards for which they are substituted.

14.5 Stock Restriction Agreement and Voting Trust. As a condition precedent to the grant of any Award under the Plan, the exercise pursuant to such an Award, or to the delivery of certificates for shares issued pursuant to any Award, the Administrator may require the grantee or the grantee’s successor or permitted transferee, as the case may be, to become a party to a stock restriction agreement of the Company and/or a voting trust agreement in such form(s) as the Administrator may determine from time to time.

14.6 Termination, Amendment and Modification of the Plan. The Board may terminate, amend or modify the Plan or any portion thereof at any time. Notwithstanding the foregoing, no amendment shall be made without shareholder approval if approval is required under applicable law or the rules of any stock exchange on which the Company is listed.

14.7 Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice.

14.8 Compliance with Securities Laws; Listing and Registration. If at any time the Administrator determines that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal or state securities laws, the right to exercise an Award or receive shares of Common Stock pursuant to an Award shall be suspended until the Administrator determines that such delivery is lawful. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws.

The Company may require that a grantee, as a condition to exercise of an Award, and as a condition to the delivery of any share certificate, make such written representations (including representations to the effect that such person will not dispose of the Common Stock so acquired in violation of federal or state securities laws) and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue the Common Stock in compliance with applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws.

14.9 No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

14.10 Section 409A. Unless the Administrator expressly determines otherwise, Awards (and any amendments thereto) are intended to be exempt from Code Section 409A as stock rights or short-term deferrals and, accordingly, the terms of any Awards shall be construed and administered to preserve such exemption (including with respect to the time of payment following a lapse of restrictions applicable to an Award). To the extent that Section 409A applies to a particular Award granted under the Plan (notwithstanding the preceding sentence), then the terms of the Award shall be construed and administered to permit the Award to comply with Section 409A, including, if necessary, by delaying the payment of any Award payable upon separation from service to a Participant who is a “specified employee” (as defined in Code Section 409A and determined consistently for all of the Company’s arrangements that are subject to Code Section 409A), for a period of six months and one day after such Participant’s separation from service, and by construing any reference to “termination of employment” or the like to be a “separation from service” within the meaning of Code Section 409A. In the event any person is subject to income inclusion, additional interest or taxes, or any other adverse consequences under Code Section 409A, then neither the Company, the Administrator, the Board nor its or their employees, designees, agents or contractors shall be liable to any Participant or other persons in connection with such adverse consequences under Code Section 409A.

14.11 No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of any fractional shares or whether fractional shares or any rights to fractional shares shall be forfeited or otherwise eliminated.

14.12 Beneficiary. A Participant may file with the Administrator a written designation of a beneficiary on the form prescribed by the Administrator and may, from time to time, amend or revoke the designation. If no designated beneficiary survives the Participant, the Participant’s spouse, if any, shall be deemed to be the Participant’s beneficiary. If the Participant does not have a spouse, the the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

14.13 Section 162(m). The Plan is designed and intended, and all provisions shall be construed in a manner, to comply, to the extent applicable, with Code Section 162(m) and the regulations thereunder. To the extent permitted by Code Section 162(m), the Administrator shall have sole discretion to reduce or eliminate payment of the amount of any Award which might otherwise become payable upon attainment of a Performance Goal.

14.14 Form of Communication. Any election, application, claim, notice, or other communication required or permitted to be made by a Participant to the Administrator or the Company shall be made in writing and in such form as the Company may prescribe. Any communication shall be effective upon receipt by Rushi Shah, President & CEO, at 1141 W. Randolph Street, Suite 200, Chicago, IL 60607.

14.15 Severability. If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected.

14.16 Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware without regard to its conflict of laws principles.

14.17 Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board: July 8, 2026

Date Approved by the Stockholders: July 8, 2026